                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
C|NET, Inc.:

We consent to the use of our report incorporated herein by reference, appearing in the registration statement on Form SB-2 (Registration No. 333-4752-LA).

                                                   KPMG PEAT MARWICK LLP

San Francisco, California
July 1, 1996